                                                                   Exhibit 10.13



                             SUBSCRIPTION AGREEMENT

                  SUBSCRIPTION AGREEMENT (as supplemented, the "Subscription Agreement") made as of the ___ day of _________ 20 , between ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC., a Florida corporation with its principal offices at 132 Penn Avenue, Telford, Pennsylvania, 18969, (the "Company"), and the undersigned (the "Subscriber").

                              W I T N E S S E T H:

                  WHEREAS, the Company desires to issue Units, with each Unit comprised of one (1) share (collectively, the "Shares") of restricted common stock, par value $0.001 per share (the `Common Stock"), of the Company and one
(1) warrant exercisable in even lots for a period of three (3) years from the date of the original Closing under the Private Placement, (i.e. two (2) warrants being exercisable at a collective exercise price of $0.30 for one share (collectively, the "Warrant Shares") of Common Stock of the Company (collectively, the "Warrants" and, collectively with the Shares, the Warrants and the Warrant Shares, the "Units") under the terms and conditions hereinafter set forth, and the Subscriber desires to acquire that number of Units set forth on the signature page hereof;

                  NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, IT IS MUTUALLY AGREED AS FOLLOWS:

I. SUBSCRIPTION FOR UNITS AND REPRESENTATION BY SUBSCRIBER

         1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price equal to $0.17 per Unit and the Company agrees to sell such Units to the Subscriber for said purchase price. Per the terms of the accompanying Escrow Agreement, the purchase price is payable by wire, certified check or bank check payable or by check subject to clearance payable to "Baratta & Goldstein, Special Escrow Account" contemporaneously with the execution and delivery of this Subscription Agreement. The Shares and Warrant(s) will be delivered by the Company to the Subscriber at the address provided in the Subscription Agreement within ten (10) business days following closing of the applicable traunch by the Company.

         1.2 The Subscriber hereby acknowledges (i) receipt of the Private Placement Memorandum and any attachments or amendments thereto, including the Company's periodic filings with the Securities and Exchange Commission (the "SEC"), (ii) an investment in the Securities is highly speculative and should only be undertaken by persons who can afford to lose their entire investment,
(iii) the Shares and the Warrant Shares are not registered, with the result that investors may not be able to liquidate their investment, (iv) that the Company must obtain additional financing and investment capital in order to proceed with its business plan, and (v) that the Company presently has limited business operations.

         1.3 The Subscriber represents that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), as indicated by the responses to the Confidential Purchaser Questionnaire, and that Subscriber is able to bear the economic risk of this investment.

         1.4 The Subscriber acknowledges that it has prior investment experience, including investment in non-listed and non-registered securities, or has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to it and to all other prospective investors in the Units and to evaluate the merits and risks of such an investment on its behalf and that Subscriber recognizes the highly speculative nature of this investment.

         1.5 The Subscriber hereby represents that it has been furnished by the Company during the course of this transaction with all information regarding the Company which it has requested or desired to know; that all documents which could be reasonably provided have been made available for inspection and review; that Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the offering, and any additional information which Subscriber requested.

         1.6 The Subscriber hereby acknowledges that this offering of Units have not been reviewed by the SEC any "blue-sky" agency or any foreign securities agency as it is intended to be a non-public offering pursuant to Section 4(2) of the Act. The Subscriber represents that it is not an underwriter and that the Units are being purchased for its own account, for investment and not for distribution or resale to others.

         1.7 The Subscriber understands that the Units have not been registered under the Act by reason of a claimed exemption under the provision of the Act which depends, in part, upon Subscriber investment intention and related representations, warranties and agreement made herein. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if the representation of Subscriber merely meant that the present intention of Subscriber was to hold such securities for a short period, for a deferred sale, for a market rise, or for any other fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might not regard such a sale or disposition as deferred sale for which the exemption is not available.

         1.8 The Subscriber understands that there is no public market for the Units and the Warrants. The Units, the Shares, the Warrants and the Warrant Shares are not registered and that there is not public market for the Warrants and that no public market for the Warrants is expected to ever develop. Further, the Subscriber understands that the Units and the securities underlying the Units may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of, if such disposition will violate any federal and/or state securities acts.

         1.9 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Shares, stating that it has not been registered under the Act and setting forth or referring to restriction on transferability and sale thereof substantially as follows:

                  The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended, nor any other applicable securities act (the "Acts"), and may not be sold, transferred, assigned, or otherwise distributed, unless there is an effective registration statement under such Acts covering such securities or the Company receives an opinion of counsel for the holder of these securities (concurred on by counsel for the Company) stating that such sale, transfer, assignment or distribution is exempt from or in compliance with the registration and prospectus delivery or requirements of such Acts.

                    The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Units.

         1.10 The Subscriber agrees that to the extent any federal and/or state securities laws shall require, the Subscriber agrees that any shares of Common Stock acquired pursuant to this Agreement shall be without preference as to assets.

         1.11 Except as set forth in Section III hereof, the Company is not required to register or seek exemption form registration under any federal securities act, state securities act, or any foreign securities act respecting the offer and issuance of the securities. Subject to Section III hereof, the Company will undertake to use its best efforts to file on a timely basis such reports and information as required under the Exchange Act of 1934, as amended.

         1.12 Subscriber acknowledges that if it is a resident of Florida, Subscriber has the privilege of declaring this transaction null and void provided Subscriber communicates such intention to the Company in writing within three (3) days of the tender of consideration.

         1.13 The Subscriber understands that the Company will review this Subscription Agreement and the financial standing of the Subscriber; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close the offering at any time.

         1.14 The Subscriber hereby represents that the address of the Subscriber furnished at the end of this Subscription Agreement is the undersigned's principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

II. REPRESENTATIONS BY, AND COVENANTS OF, THE COMPANY

         The Company represents, warrants and, where applicable, covenants to the Subscriber that:

         (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Florida, and has the corporate power to conduct the business which it presently and proposes to conduct.

         (b) The execution, delivery and performance of this Subscription Agreement by the Company has been duly approved by the Board of Directors of the Company, and all other actions required to authorize and effect the offer and sale of the Units have been duly taken and approved.

         (c) Upon issuance, the Shares and, upon exercise of the Warrants in whole or in part, the Warrant Shares will be validly issued, fully paid and non-assessable by the Company.

         (d) Other than disclosed in the Company's periodic filings which make and form a part of the Private Placement Memorandum and Risk Factors set forth in the Private Placement Memorandum, the Company knows of no other pending or threatened legal or governmental proceedings, which could materially adversely affect the proposed business, property, financial conditions or operations of the Company.

         (e) The Company is not in violation of or default under, nor will the execution and delivery of the Subscription Agreement, and the incidence of the obligations herein set forth and the consummation of the transaction herein contemplated, result in a material violation of, or constitute a material default under, the certificate of incorporation or by-laws, in the performance or observance of any material obligations, agreement, covenant or condition contained in any bond, debenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party of by which it or any of its properties may be bound or in violation of any material order, rule, regulation, writ, injunction, or decree of any domestic government, governmental instrumentality or court.

III. REGISTRATION RIGHTS

         3.1 The Company agrees to use its best efforts to file a registration statement under the Securities Act of 1933, as amended, on the appropriate form within ninety (90) days of the completion of the final closing as set forth in the Private Placement Memorandum. Notwithstanding the foregoing, Subscriber acknowledges and agrees that in the event that the pending claim asserted by the SEC against the Company, Bengt Odner the Company's chairman and other individuals (see Risk Factors in Private Placement Memorandum and the Company's periodic reports annexed to and made a part of the Private Placement Memorandum) is outstanding, the filing and review of any registration may be delayed, consequently the effectiveness of a registration statement may be delayed (see "Risk Factors").

IV. MISCELLANEOUS

         4.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed to the Company at its office, 132 Penn Avenue, Telford, Pennsylvania, 18969, attn John A. Donohoe, Jr., President and to the Subscriber at the address indicated on the last page of the Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

         4.2 This Subscription Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

         4.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. The Subscriber has had been provided and has reviewed all terms of the Private Placement Memorandum and all supporting exhibits.

         4.4 Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved by the Company to enter into the same agreements with other Subscribers and to add and/or delete other persons as Subscribers.

         4.5 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the Laws of the State of New York. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated before a court located in New York City and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they may or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the Securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

         4.6 The parties hereby waive trial by jury in any action or proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract, fraud or otherwise) in any way arising out of or in connection with this Subscription Agreement or the Units issued hereunder.

         4.7 In order to discourage frivolous claims, the parties agree that unless a claimant in any proceeding succeeds in establishing his claim and recovering a judgment against another party (regardless of whether claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover all of its/their legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

         4.8 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

         4.9 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

         4.10 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

         4.11 This agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have set their hands and seals on the day, month and year first above written.

Dated:
-----------------------------       ------------------------------
Name of Subscriber                  Signature of Subscriber
(please print)

                                    ------------------------------
                                    Signature of Subscriber


                                    ------------------------------
Address of Subscriber               Social Security or Taxpayer ID

SUBSCRIPTION ACCEPTED:

ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.

By:                                 AMOUNT OF SUBSCRIPTION:
   ----------------------------                            ---------------

NUMBER OF UNITS:
                ---------------

                                 132 Penn Avenue
                                Telford, PA 18969





                          Re: Environmental Solutions Worldwide, Inc. ("ESW"
                              or the "Company") private placement offering (the "Placement") of shares (the "Shares") of ESW's Common Stock and warrants (the "Warrants") exercisable for shares of ESW's Common Stock (the "Warrant Shares" and together with the Shares and the Warrants, a "Unit")

Dear Subscriber:

         We wish to welcome you (the "Subscriber") as a Unit holder of our Company. The purpose of this letter (the "Letter") is to provide an enhanced explanation of the terms and conditions of your subscription of Units. None of the material terms of your purchase of Units have changed or been affected. In some instances, the within representations, warranties and covenants will augment and be an elaboration to the private placement term sheet contained in the Private Placement Memorandum, as amended and/or supplemented (the "Private Placement Memorandum"), and your subscription Agreement (the "Subscription Agreement") with the Company.

         We are pleased to further advise that in addition to the added provisions contained herein, two affiliated note holders that aggregate $400,000 (our chairman Bengt Odner and myself) have determined to exchange their notes for Units in support of the Company and its future prospects. Therefore, there will be a minimum of $800,000 (inclusive of the $400,000 note conversion) received by the Company prior to closing the first traunch of the offering as opposed to the previously announced $500,000.

         Supplementing our placement materials and the Subscription Agreement, the Company makes the following additional representations, warranties and covenants to each Subscriber:

1. Since December 31, 2001 and except as described in the Private Placement Memorandum or the Company's filings with the Securities and Exchange Commission (the "SEC") (such filings, the "SEC Reports"): (i) the Company and its subsidiaries have not incurred any material liabilities or obligations, indirect, or contingent, or entered into any material oral or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings or prospects of the Company and its subsidiaries; (ii) each of the Company and its subsidiaries have not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) except as described in the Private Placement Memorandum or the SEC Reports, the Company and its subsidiaries have not paid or declared any dividends or other distributions with respect to its capital stock and neither the Company nor any of its subsidiaries is in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company or any of its subsidiaries other than the sale of the Units hereunder, shares or options issued pursuant to stock option plans or purchase plans approved by the Company's Board of Directors and repurchases of shares or options pursuant to repurchase plans already approved by the Company's Board of Directors, or indebtedness material to the Company or any of its subsidiaries (other than in the ordinary course of business); and (v) there has not been any other event or change that would have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, properties business or prospects or results of operations of the Company (a "Material Adverse Effect").

2. All information set forth in the Private Placement Memorandum is true and correct in all material respects and, taken together with this Letter, the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance, including claim or litigation proceeding, whether actual or threatened, has occurred or exists with respect to the Company or its business or properties or financial condition which has not been publicly disclosed or which has not been disclosed to the Subscriber.

3. The consolidated financial statements of the Company and the related notes contained in the SEC Reports present fairly, in accordance with generally accepted accounting principles, the consolidated financial position of the Company and its subsidiaries as of the dates indicated, and the results of their operations, cash flows and the changes in shareholders' equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such consolidated financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles. The Company has fully complied with the Sarbanes-Oxley Act of 2002.

4. Neither the Company nor any of its subsidiaries has taken, directly or indirectly any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units, the Shares, the Warrant and the Warrant Shares.

5. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or similar payments by Subscriber relating to this Letter, the Subscription Agreement or the transactions contemplated hereby or thereby.

6. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and is qualified to transact business and is in good standing as a foreign company in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary, except in such jurisdictions where the failure to be so qualified or in good standing would not have a Material Adverse Effect. The Company has all required power and authority to own its property and to carry on its business as now conducted and proposed to be conducted.

7. The Company has all requisite power and authority to execute, deliver, and perform the representations contained in this Letter and to issue the Units to the Subscriber. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, and delivery, of this Letter and to authorize the issuance and sale of the Units. This Letter has been duly authorized, executed, and delivered by the Company.

8. Except as to filings which may be required under applicable state securities regulations, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or of any court or other tribunal is required by the Company in connection with the transactions contemplated hereby. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or by which any of its properties or assets is bound, is required for the execution, delivery, or performance by the Company of the representations contained in this Letter and the execution, delivery, and performance of this Letter by the Company will not violate, result in a breach of, conflict with, or entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the Certificate of Incorporation or the By-laws of the Company, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Company or to which any of its operations, business, properties, or assets is subject.

9. Neither the nature of the business of the Company nor the execution, delivery or performance of representations under this Letter, or any related documents by the Company, nor the compliance with its obligation hereunder or there under, nor the consummation of the transactions contemplated hereby, nor the issuance, sale or delivery of the Shares, and upon exercise of the Warrants, the Warrant Shares, will:

        (i) Violate or conflict with any provisions of the Company's Certificate of Incorporation or By-laws;

        (ii) Violate or conflict with any applicable laws, except where such violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

       (iii) Violate, be in conflict with, or constitute a breach or default
             (or any event which, with the passage of time or notice or both, would become a default under), or permit the termination of, or require the consent of any person or entity under, result in the creation or imposition of any lien or other encumbrance upon any property of the Company under, result in the loss by the Company or modification in any manner adverse to the Company of any right or benefit under, or give to any other person or entity any right of termination, amendment, acceleration, repurchase or repayment, increased payments or cancellation under, any mortgage indenture, note, debenture, agreement, lease, license, permit, franchise or other instrument or obligation, whether written or oral, to which the Company is a party or by which their properties may be bound or affected except as would not, individually or in the aggregate, reasonable be expected to have a Material Adverse Effect; or

        (iv) The Company is not in default under the Certificate of Incorporation or the By-laws of the Company or any applicable judgments or orders, except where such default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.


10. Subject in part to the truth and accuracy of the Subscriber's representations set forth in the Subscription Agreement, the offer, sale and issuance of the Units as contemplated by this Letter are exempt from the registration of any applicable state and federal securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption. The foregoing representation applies only to federal and state laws. The Company expresses no opinion with respect to foreign law.

11. To the Company's knowledge, the Company owns, or has the right to use, all patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other proprietary rights necessary to its business as now conducted without conflicting with or infringing upon the right or claimed right of any person under or with respect to any of the foregoing. Except for hardware and software licenses entered into in the ordinary course of business, the Company is not bound by or a party to any options, licenses or agreements of any kind with respect to patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other proprietary rights of any other person or entity. The Company has not received any communications alleging that the Company has violated the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware of any violation by a third party of any of the Company's patents, trade marks, service marks, trade names, copyrights, trade secrets or other proprietary rights.

12. To the best of the Company's directors and executive officers knowledge and except as stated in the Private Placement Memorandum and Risk Factors annexed hereto, there is no action, suit, proceeding or investigation pending or threatened in writing, against the Company or any of its officers, which, either in any single case or in the aggregate, would result in any Material Adverse Effect or in any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or in any material liability on the part of the Company, and none which questions the validity of this Letter. Except as set forth in the SEC Reports, no director, officer or affiliate of the Company or a related party thereto is a party to any material transaction, arrangement or agreement with the Company with the exception of (i) an action pending in the United States District Court for the District of Columbia titled Securities and Exchange Commission v. Environmental Solutions Worldwide, Inc et al. and
        (ii) an action pending in the United States District Court for the Eastern District of Pennsylvania titled Robert Vivacqua et al v. Environmental Solutions Worldwide, Inc.. (See Form 10 KSB and 10QSB Legal proceedings and Private Placement Memorandum and Risk Factors). The Company is not a party or subject to any writ, order, decree or judgment, except a possible final judgment and injunction by the Securities and Exchange Commission against the Company, a director and former officers and or directors. There is no such action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

13. Notwithstanding the foregoing, the Company's newly appointed Chief Executive Officer and Vice Chairman has lent the Company $200,000 which will be converted into Units concurrently with the initial closing of the sale of the Units.

14. All information relating to or concerning the Company set forth in this Letter, the Subscription Agreement, the Private Placement Memorandum and the SEC Reports, taken as a whole, is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

15. Neither the Company nor any director, officer, agent, or other person acting on behalf of the Company has, in the course of his or its actions for or on behalf of the Company violated any provision of the United States Foreign Corrupt Practices Act of 1977, as amended or the regulations there under.

16. All of the issued and outstanding shares of capital stock of the Company and each of its subsidiaries have been duly authorized and are validly issued, fully paid and non-assessable. The Shares are duly authorized and reserved for issuance, and, upon issuance in accordance with the terms hereof, will be validly issued, fully paid, non-assessable and free and clear from all liens, claims and encumbrances, will not be subject to any preemptive rights or other similar rights of shareholders of the Company and the Subscriber will acquire good and marketable title to the Shares, free and clear of all liens, claims and encumbrances. The holders of the Shares will not, upon issuance, be subject to personal liability to contribute to the assets or liabilities of the Company in their capacity as holders of such shares. No personal liability attaches to the registered holders of the Common Stock by reason of their being registered holders thereof. The Board of Directors of the Company has approved the issuance of Shares pursuant to the terms hereof. Upon issue, the Subscriber will acquire good and marketable title to the Warrants, free and clear of all liens, claims and encumbrances. The Warrant Shares are duly authorized and reserved for issuance. Upon exercise of the Warrants, in whole or, from time to time, in part, and upon payment of the exercise price therefor, in accordance with the terms of the Warrants, the Subscriber will acquire good and marketable title to the Warrant Shares, free and clear from all liens, claims and encumbrances, will not be subject to any preemptive rights or other similar rights of shareholders of the Company and the Warrant Shares will be validly issued, fully paid and non-assessable. The Board of Directors of the Company has approved the issuance of the Warrants and the Warrant Shares pursuant to the terms hereof.

17. The Company will cooperate with Subscriber and Subscriber's counsel in connection with the registration and qualification of the Units for sale and the determination of their eligibility for investment under the laws of such states in the United States as Subscriber shall designate and shall continue such qualifications in effect so long as required for the resale of the Shares, the Warrant and/or the Warrant Shares, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

18. The Company shall use all of the net proceeds from the sale of all Units for general corporate purposes. Notwithstanding the foregoing, up to $80,000 may be used for repayment of a short-term loan made by a director and executive officer to the Company.

19. The Company shall not take any action to cause the release of any monies from the Escrow Account (as hereinafter defined) until the Company has received net proceeds into the escrow account (the "Escrow Account") established with Baratta & Goldstein (the "Escrow Agent") pursuant to the terms of the Escrow Agreement (the "Escrow Agreement"), among the Company, the Subscriber and Baratta & Goldstein of a minimum of an aggregate of $800,000, inclusive of proceeds already received by the Company pursuant to short term loans previously advanced by Messrs. Odner and Donohoe, in the aggregate amount of $400,000 which are being converted on a concurrent basis with the closing of the offer and sale of the Units into Units on the same terms as the Units are being offered and sold to the Subscriber, from the Subscriber and the Other Purchasers (as hereinafter defined) from the sale of Units to such Other Purchasers and the Subscriber.

20. So long as the Subscriber (and its permitted transferees and assigns) remain a registered owner of any of the Units, the Company shall timely file all reports required to be filed with the SEC pursuant to the Securities Exchange Act, as amended (the "Exchange Act") and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

21. The Company is simultaneously, with the execution of the Subscription Agreements and delivery of this Letter, entering into one or more subscription agreements with other purchasers of Units (the "Other Purchasers") and delivering other letters to the Other Purchasers, in each case, with substantially the same terms and conditions as this Letter and the Subscription Agreement; and no Other Purchaser is subscribing for any securities of the Company on the Closing Date (as hereinafter defined) with terms and conditions (other than the purchase price per Unit which shall be no less than $.17 per Unit and the exercise price of the Warrants which shall be exactly the same) substantially different from the terms and conditions of this Letter and the Subscription Agreement.

22. Subscriber has or will have received a certificate, dated the closing date of the transactions contemplated by the Placement (the "Closing Date"), of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that (i) that the representations and warranties of the Company set forth herein and in the Subscription Agreement are true and correct as of the date hereof for those representations and warranties that already are qualified by a materiality standard and true and correct in all material respects as of the date of the Subscription Agreement for those representations and warranties that are not so qualified and (ii) that the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the closing date.

23. With this closing letter and on or before the Closing Date, Subscriber will receive the following items, unless otherwise noted, dated the closing date:

        (i) Resolutions of the Company's Board of Directors (and to the extent necessary, of the shareholders of the Company), approving and authorizing the execution, delivery and performance of the Subscription Agreement, the Escrow Agreement, the Warrant Agreement, the Registration Rights Letter dated the date hereof (the "Registration Rights Letter"), and this Letter and any other documents, instruments and certificates required to be executed by each party thereto in connection therewith and approving and authorizing the execution, delivery and payment of the Units, certified as of the closing date by the Secretary of the Company, as applicable, as being in full force and effect without modification or amendment;

        (ii) Signature and incumbency certificates of the officers of the Company executing the Subscription Agreement, the Registration Rights Letter, this Letter, the Warrant and the Escrow Agreement;

       (iii) Executed copies of the Subscription Agreement, the Registration Rights Letter, this Letter, the Escrow Agreement and executed certificates representing the Shares and the executed Warrant (it being understood that the Units will be delivered within five (5) business days of the release of purchase price for the Units from escrow by the Company in accordance with the terms of the Escrow Agreement).

24. On the Closing Date, the Company shall have performed in all material respects all agreements which this Letter, the Subscription Agreement, the Registration Rights Letter and the Escrow Agreement provides shall be performed on or before the Closing Date (except as otherwise consented to in writing by Subscriber).

25. On the Closing Date, no event shall have occurred and be continuing or would result from the consummation of the transactions contemplated by this Letter, the Registration Rights Letter, the Escrow Agreement and the Subscription Agreement which would constitute a Material Adverse Effect.

26. On the Closing Date, no order, judgment or decree of any court, arbitrator or governmental authority shall enjoin or restrain Subscriber from purchasing the Units or consummating the transactions contemplated by this Letter, the Registration Rights Letter, the Subscription Agreement and the Escrow Agreement and there shall not be existing, or to the knowledge of the Company threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting the Company or any of its subsidiaries which would reasonably be expected to result in such an order, judgment or decree.

27. If within six months from the Closing Date the Company enters into or closes another financing or other transaction (which for securities law purposes would be integrable with the offer and sale of the Units) on terms and conditions more favorable to another purchaser than this Letter, the Subscription Agreement, the Warrant Agreement and the Registration Rights Letter (in each case, such determination to be made by the Subscriber), then the terms and conditions of this offering of Units shall be adjusted to reflect the more favorable terms to such purchaser (including the issuance of additional Units or other securities of the Company if the purchase price per Unit or similar security is less than $.17 per Unit). The foregoing shall apply to successive financings or successive other transactions within six months of the Closing Date.

28. Except as may be required by applicable law or regulation, the Company shall not use, directly or indirectly, the Subscriber's name or the name of any of its affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of the Subscriber for the specific use contemplated or as otherwise required by applicable law or regulation.

29. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed to the Company at its office, 132 Penn Avenue, Telford, Pennsylvania, 18969, attn John A. Donohoe, Jr., President and to the Subscriber at the address indicated on the last page of the Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

30. Upon the execution and delivery of this letter by the Company, this letter shall become a binding obligation of the Company enforceable by the Subscriber in accordance with its terms. This Letter shall also be binding upon and inure to the benefit of the Company's and Subscriber's respective heirs, legal representatives, successors and assigns.

31. All covenants, agreements, representations and warranties made by the Company and the Subscriber herein, the Subscription Agreement and in the certificates for the Shares, the Warrant and, upon exercise of the Warrant, the Warrant Shares delivered pursuant hereto and the Subscription Agreement shall survive the execution of this letter, the Subscription Agreement, the delivery to the Subscriber of the Units being purchased and the payment therefor.

32. The terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York.

33. Subscriber may in its discretion waive compliance with any conditions set forth herein, whether in respect of the closing date or otherwise.

34. By delivery of his Letter, Section 1.11 of the Subscription Agreement shall be deemed to be amended to delete the first sentence thereof.


Should you have any questions concerning the foregoing or the Company in general, please do not hesitate to contact me at any time. Once again I wish to thank you for your interest and support of ESW.



                                   Sincerely,

                                   Environmental Solutions Worldwide, Inc.


                                   By: John A. Donohoe, Jr.
                                      ---------------------
                                       President and CEO

                     Environmental Solutions Worldwide Inc.
                                 132 Penn Avenue
                                Telford, PA 18969





                              Re: Environmental Solutions Worldwide, Inc. ("ESW" or the "Company") private placement offering (the "Placement") of Units (the "Units") consisting of shares (the "Shares") of ESW's common stock (the "Common Stock") and warrants (the "Warrants") exercisable for shares of ESW's Common Stock (the "Warrant Shares") - Registration Rights Dear
                              Subscriber:

         The purpose of this letter is to provide to you (the "Subscriber") an enhanced explanation of the registration rights associated with your subscription of ESW Units. None of the material terms of your purchase of Units have changed or been affected. The within will augment and is to serve as an elaboration to the private placement term sheet contained in the Private Placement Memorandum, as amended and/or supplemented (the "Private Placement Memorandum"), and your subscription agreement (the "Subscription Agreement") with the Company.

1. The Company agrees to use its best efforts to file a registration statement (the "Registration Statement") for the Shares, the Warrant Shares and all shares of ESW's Common Stock, $.001 par value (the "Common Stock"), beneficially owned by the Subscriber and all shares of Common Stock issuable to the Subscriber upon exercise or conversion of warrants or other convertible securities of the Company beneficially owned by the Subscriber within one hundred twenty (120) days of the Company's closing of the Placement. The Registration Statement shall be on such appropriate form that the Company is then eligible to file for the registration and resale of the Shares, the Warrant Shares and any Common Stock beneficially owned by the Subscriber. The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act of 1933, as amended (the "Act"), as promptly as possible after the filing thereof, and shall use its best efforts to keep such Registration Statement continuously effective under the Act until the earlier of (i) sale of all of the securities registered thereunder or (ii) the date on which all of the securities registered thereunder may be resold by the Subscriber without registration by reason of rule 144(k) under the Act (the "Registration Period"). Capitalized terms not otherwise defined herein shall have the meanings otherwise ascribed thereto in the Subscription Agreement and related Warrant Agreement.

2. At any time when a prospectus relating to the sale of securities of the Company (including the Shares and the Warrant Shares) by the Subscriber is required to be delivered under the Act, the Company will promptly notify the Subscriber of the happening of any event, upon the notification or awareness of such event by an executive officer of the Company, as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

3. The Company shall use its best efforts to cause the Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4. In connection with any registration contemplated by this letter, the following shall apply:

        (a) The Company shall (i) furnish the Subscriber, a reasonable time prior to the filing thereof with the SEC, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, the Company shall use its best efforts to reflect in each such document, when so filed with the SEC, such comments as the Subscriber reasonably may propose and (ii) include the names of the holders, who propose to sell the securities of the Company pursuant to the Registration Statement, as selling security holders.

        (b) The Company shall give written notice to the Subscriber and the selling securityholders selling securities of the Company within the coverage of the Registration Statement (which notice pursuant to clauses
        (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

           (i) when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

           (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

           (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

           (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Shares, Warrant Shares and any shares of Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

           (v) of the happening of any event that requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading, which written notice need not provide any detail as to the nature of such event.

           (c) The Company shall make every commercially reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

           (d) The Company shall furnish to each selling securityholder selling securities of the Company included within the coverage of the Registration Statement, without charge, at least one copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the selling securityholder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

           (e) The Company shall, during the Registration Period, deliver to each selling securityholder of securities included within the coverage of such Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents to the use of the prospectus or any amendment or supplement thereto by each of the selling securityholders in connection with the offering and sale of the securities covered by the prospectus, or any amendment or supplement thereto, included in the Registration Statement.

           (f) Prior to any public offering of the securities pursuant to the Registration Statement, the Company shall use its best efforts to register or otherwise qualify or cooperate with the selling securityholders of the securities included therein and their respective counsel in connection with the registration or qualification of the securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any selling securityholders reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the securities covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified; or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

           (g) The Company shall cooperate with the selling securityholders to facilitate the timely preparation and delivery of certificates representing the securities to be sold pursuant to the Registration Statement free of any restrictive legends and in such denominations and registered in such names as the selling securityholders may request a reasonable period of time prior to sales of the securities pursuant to such Registration Statement.

           (h) The Company will use its best efforts to comply with all rules and regulations of the SEC to the extent and so long as they are applicable to the Registration Statement to enable the selling securityholders to resell their securities in accordance with the Subscription Agreement.

           (i) The Company shall use its commercially reasonable efforts to take all other steps necessary to effect the registration of the securities covered by the Registration Statement contemplated hereby.

5. Notwithstanding the foregoing, Subscriber acknowledges and agrees that in the event that the pending claim asserted by the SEC against the Company, Bengt Odner the Company's chairman and other individuals (see Risk Factors in Private Placement Memorandum and the Company's periodic reports annexed to and made a part of the Private Placement Memorandum) is outstanding, the filing and review of any registration may be delayed, consequently the filing and effectiveness of a registration may be delayed beyond the control of the Company.


6. With a view to making available to the Subscriber the benefits of Rule 144 promulgated under the Act, the Company agrees that it will use its best efforts to maintain registration of its Common Stock under Section

        12 or 15 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the 1934 Act so as to maintain the availability of Rule 144 promulgated under the Act. Upon the request of any record owner, the Company will deliver to such owner a written statement as to whether it has complied with the reporting requirements of Rule 144 promulgated under the Act.

7. To the extent permitted by law, the Company will indemnify and hold harmless each Subscriber, its agents, trustees and beneficiaries, partners or officers, directors and stockholders of each Subscriber, legal counsel and accountants for each Subscriber, and each person who controls such Subscriber within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any Violation or alleged Violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws; and the Company will reimburse each such Subscriber, for any reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity described herein shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of the Company, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Subscriber; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Subscriber, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Subscriber to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

        To the extent permitted by law, each selling Subscriber will severally, and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, any underwriter, any other Subscriber selling securities in such registration statement and any controlling person of any such underwriter or other Subscriber, against any losses, claims, damages or liabilities to which any of the foregoing persons may become subject, under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information specifically furnished by such Subscriber expressly for use in connection with such registration; and each such Subscriber will reimburse any person intended to be indemnified pursuant to the foregoing, for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained herein shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of the Subscriber (which consent shall not be unreasonably withheld) and provided further that the indemnity obligation of the Subscriber hereunder shall not in any event exceed the proceeds from any offering of any sale effected thereby under such registration statement.

        Promptly after receipt by an indemnified party of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel reasonably satisfactory to each party; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this paragraph. After notice from an indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of this paragraph for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the first sentence of this paragraph or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

        If the indemnification provided for above is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding any other provision of this Section, the Subscriber shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Subscriber from the sale of the Shares or the Warrant Shares pursuant to a Registration Statement exceeds the amount of damages which such Subscriber have otherwise been required to pay be reason of such untrue or alleged untrue statement or alleged omission. The obligation of any Subscriber obliged to make contribution pursuant to this Section shall be several and not joint.

        The obligations of the Company and Subscribers under this Section shall survive the completion of any offering in a registration statement. The obligations of the Subscribers under this Section shall survive the transfer by the seller of the securities of the Company being registered.

8. The Company shall bear all fees and expenses incurred by it in connection with the performance of its obligations under this Letter whether or not a Registration Statement is filed or becomes effective.

9. In connection with any Registration Statement, the participating selling securityholders shall be responsible for the payment of any and all underwriters' and brokers' and dealers' discounts, selling commissions, any applicable stock transfer taxes and all fees and disbursements of counsel, accountants or other advisors for any selling shareholder and any other fees and expenses not covered by the preceding sentence.

10. In addition to the foregoing, the Company agrees generally to cooperate with Subscribers in effecting compliant resale of shares, including comfort and other customary broker agreements and documentations and certificates.

11. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefore addressed to the Company at its office, 132 Penn Avenue, Telford, Pennsylvania 18969, attention, President and to the Subscriber at the address indicated on the last page of the Subscription Agreement.

12. All covenants, agreements, representations and warranties made by the Company and the Subscriber herein, the Subscription Agreement and in the certificates for the Shares, the Warrant and the upon exercise of the Warrant, the Warrant Shares, shall survive the execution of this Letter, the Subscription Agreement, the delivery to the Subscriber of the Units being purchased and the payment therefore.

13. This Letter is intended to supplement as applicable, the Private Placement Memorandum, the Subscription Agreement, the Warrant Agreement and such other applicable documents delivered in connection with the subscription for the Units.

14. Upon the execution and delivery of this Letter by the Company, the terms of this Letter shall become binding obligations of the Company enforceable by the Subscriber (and any transferee thereof) in accordance with its terms.

15. The terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York.

16. This Letter shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, representatives, transferees, successors and assigns.



Should you have any questions concerning the rights outlined above, please do not hesitate to contact me. Once again I wish to thank you for your support of ESW.

                           Sincerely,
                           Environmental Solutions Worldwide, Inc.



                            By: John A. Donohoe, Jr.
                                --------------------
                                President and CEO